UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

HANCOCK FABRICS, INC. AND SUBSIDIARIES, ET. AL.
CASE NUMBER: 07-10353 (BLS)

MONTHLY OPERATING REPORT

FOR THE PERIOD ENDING NOVEMBER 3, 2007

TABLE OF CONTENTS

Statement/Report	Page Number

Monthly Operating Summary Report/Debtor Questionnaire	2

Consolidated Statement of Operations	3

Consolidated Balance Sheet	4

Consolidated Statement of Cash Flows	5

Allocation of Disbursements among Legal Entities	6

Payments to taxing authorities	7

Accounts receivable and post-petition payable agings	8

Asset Sales	9

HANCOCK FABRICS, INC. AND SUBSIDIARIES, ET. AL.
CASE NUMBER: 07-10353 (BLS)

Monthly Operating Summary Report/Debtor Questionnaire
For the fiscal month ended November 3, 2007
(in 000's)

Monthly Consolidated Financial Data			March 21, 2007 - May 5, 2007	June 2, 2007	July 7, 2007	August 4, 2007	September 1, 2007	October 6, 2007	November 3, 2007
Sales			65,839	27,876	23,922	17,668	18,508	26,043	25,099
Consolidated expenses			21,626	10,817	10,168	7,398	9,443	11,468	9,883
Income (loss) before interest, restructuring, tax & reorg			10,337	(1,063)	(4,067)	633	(1,162)	454	2,058
Reorganization items			5,340	2,129	2,988	1,483	1,773	1,844	1,685
Net Income (loss)			4,424	(3,453)	(7,214)	(1,367)	(3,328)	(1,739)	2

					Are all accounts receivable being collected within terms?				No
REQUIRED INSURANCE MAINTAINED AS OF SIGNATURE DATE			EXPIRATION DATE		Are all post-petition liabilities, including taxes, being paid within terms?				Yes
					Have any pre-petition liabilities been paid?				Yes
PROPERTY/CASUALTY	YES (X)	NO ( )	5/4/2008		If so, describe:	Pursuant to court order
GENERAL LIABILITY	YES (X)	NO ( )	5/4/2008		Are all funds received being deposited into DIP bank accounts?				Yes
VEHICLE	YES (X)	NO ( )	5/4/2008		Are all funds being disbursed from DIP bank accounts?				Yes
WORKER'S COMPENSATION	YES (X)	NO ( )	5/4/2008		Were any assets disposed outside of the normal course?				Yes
EXECUTIVE PROTECTION (D&O)	YES (X)	NO ( )	5/4/2008		Were all proceeds from asset sales deposited in DIP bank accounts?				Yes
					If so, describe:	Pursuant to court order
					Are all U.S. Trustee Quarterly Fee Payments current?				Yes
					What is the status of your Plan of Reorganization?			No plan confirmed
					Are all post-petition tax returns being filed timely ?				Yes
Note: The Debtors note that all federal and state income tax returns with due dates subsequent to February 2007 have been filed except for one state which is being held per the advice of counsel.
					Have all bank accounts been reconciled as of the period end?				Yes
Note: The Debtors note that the reconciliation of certain store-level accounts occurs historically at mid-month for the previous month.

ATTORNEY NAME: Robert J. Dehney
FIRM NAME: Morris, Nichols, Arsht and Tunnell
ADDRESS: 1201 North Market Street, P.O. Box 1347					I certify under penalty of perjury that the following Monthly my
CITY, STATE, ZIP: Wilmington, DE 1989901347					Operating Report, plus attachments, is true and correct to the best of
TELEPHONE: (302) 658-9200					knowledge.

/s/ Larry D. Fair
Larry D. Fair
Chief Accounting Officer
December 4, 2007

HANCOCK FABRICS, INC. AND SUBSIDIARIES, ET. AL.
CASE NUMBER: 07-10353 (BLS)

Consolidated Statement of Operations
For the fiscal month ended November 3, 2007
(in 000's)

	March 21, 2007 - May 5, 2007	June 2, 2007	July 7, 2007	August 4, 2007	September 1, 2007	October 6, 2007	November 3, 2007

Sales	65,839	27,876	23,922	17,668	18,508	26,043	25,099
Cost of goods sold	33,876	18,122	17,821	9,637	10,227	14,121	13,158

Gross profit	31,963	9,754	6,101	8,031	8,281	11,922	11,941

Selling, general and administrative expense (SG&A)	21,139	10,407	9,780	7,125	9,173	11,126	9,621
Depreciation and amortization	487	410	388	273	270	342	262

Operating income (loss)	10,337	(1,063)	(4,067)	633	(1,162)	454	2,058

Reorganization expenses	5,340	2,129	2,988	1,483	1,773	1,844	1,685
Interest expense, net	673	261	355	517	393	349	371

Earnings (loss) before income taxes	4,324	(3,453)	(7,410)	(1,367)	(3,328)	(1,739)	2
Income taxes	(100)	0	(196)	0	0	0	0

Net earnings (loss)	4,424	(3,453)	(7,214)	(1,367)	(3,328)	(1,739)	2

SG&A Breakdown:
Wages and benefits	10,579	5,364	6,268	4,009	4,307	5,581	4,648
Advertising	2,245	736	336	371	866	1,320	1,241
Occupancy costs	6,141	3,268	3,674	2,849	3,086	3,087	2,953
Credit card fees	838	384	319	222	265	297	400
Other SG&A	1,336	655	(817)	(326)	649	841	379
Total selling, general and administrative expense	21,139	10,407	9,780	7,125	9,173	11,126	9,621

Note 1: Other than annually for tax purposes, detailed financial statements are not prepared for Hancock Fabrics, Inc. and its six direct or indirect subsidiaries. Separate, stand-alone accounting records are not maintained in the general ledger for each Debtor. Accordingly, the financial statements presented are on a consolidated basis.

Note 2: With the recent conclusion of its 2006 audit, Hancock Fabrics, Inc. made several year-end adjusting journal entries, and accordingly, has adjusted its monthly operating financial statements to more accurately reflect results (as shown in bold). The adjustments are summarized as follows:

Cost of goods sold, as originally reported	35,032	20,377	17,880	9,511	10,258	14,040
Inventory valuation adjustments	(674)	(2,255)	(59)	(738)	(98)	(3)
LIFO inventory adjustment	(570)	-	-	608	-	-
Capitalization of depreciation and SG&A	88	-	-	256	67	84
Cost of goods sold, as adjusted	33,876	18,122	17,821	9,637	10,227	14,121

SG&A, as originally reported	21,274	10,407	12,389	8,167	9,379	11,848
Adjustment of closed store reserve	-	-	(2,617)	-	-	-
Capitalization of SG&A	(110)	-	-	(467)	(106)	(132)
"Reorganization Cost" reclass	-	-	(17)	(575)	(100)	(546)
Other miscellaneous SG&A reclass	(25)	-	25	-	-	(44)
SG&A, as adjusted	21,139	10,407	9,780	7,125	9,173	11,126

Depreciation, as originally reported	465	410	388	62	231	294
Capitalization of depreciation	22	-	-	211	39	48
Depreciation, as adjusted	487	410	388	273	270	342

Income tax expense, as originally reported	-	-	-	-	-	-
Tax benefit	(100)	-	(196)	-	-	-
Depreciation, as adjusted	(100)	0	(196)	0	0	0

HANCOCK FABRICS, INC. AND SUBSIDIARIES, ET. AL.
CASE NUMBER: 07-10353 (BLS)

Consolidated Balance Sheet
As of November 3, 2007
(in 000's)

	March 20,	May 5,	June 2,	July 7,	August 4,	September 1,	October 6,	November 3,
	2007	2007	2007	2007	2007	2007	2007	2007
Assets
Current assets:
Cash and cash equivalents	9,763	4,519	3,838	8,581	8,904	4,849	4,225	3,783
Receivables, less allowance for doubtful accounts	2,659	5,956	5,530	5,950	5,736	5,764	5,834	6,124
Inventories	106,581	85,974	77,984	74,321	74,931	78,173	83,353	87,596
Income taxes refundable	10,105	10,105	10,105	10,105	10,105	10,105	8,235	8,235
Prepaid expenses	1,301	1,029	2,379	2,425	2,173	1,893	1,821	2,174
Total current assets	130,409	107,583	99,836	101,382	101,849	100,784	103,468	107,912

Property and equipment, at depreciated cost	50,393	49,424	48,802	45,478	43,883	43,524	43,348	43,829
Other assets	14,923	16,193	15,722	14,943	15,297	15,072	14,978	15,044
Total assets	195,725	173,200	164,360	161,803	161,029	159,380	161,794	166,785
Liabilities and Shareholders' Equity
Liabilities not subject to compromise
Accounts payable	0	8,594	10,154	12,769	15,218	16,640	19,393	22,190
Credit facility: DIP financing	53,021	15,893	10,596	17,500	17,500	17,500	17,500	19,533
Accrued liabilities	651	8,317	8,960	7,859	8,198	8,358	9,720	10,205
Deferred tax liabilities	6,273	6,273	6,273	6,273	6,273	6,273	6,273	6,273

Liabilities subject to compromise
Accounts payable	34,824	32,480	31,760	31,131	28,859	28,883	28,955	28,375
Accrued liabilities	16,598	13,418	11,909	11,798	11,714	11,641	11,485	11,604
Long-term lease financing obligations	4,011	4,004	3,997	1,684	1,682	1,681	1,679	1,677
Capital Lease Obligations	1,731	1,728	1,726	1,722	1,718	1,714	1,710	1,706
Postretirement benefits other than pensions	9,216	9,276	9,345	9,414	9,403	9,473	9,542	9,519
Pension and SERP liabilities	8,281	8,403	8,498	8,594	8,690	8,786	8,881	8,978
Other liabilities	10,663	9,871	9,578	8,875	9,121	9,110	9,082	9,102
Total liabilities	145,269	118,257	112,796	117,619	118,376	120,059	124,220	129,162

Total shareholders' equity	50,456	54,943	51,564	44,184	42,653	39,321	37,574	37,623
Total liabilities and shareholders' equity	195,725	173,200	164,360	161,803	161,029	159,380	161,794	166,785

Note 1: Other than annually for tax purposes, detailed financial statements are not prepared for Hancock Fabrics, Inc. and its six direct or indirect subsidiaries. Separate, stand-alone accounting records are not maintained in the general ledger for each Debtor.  Accordingly, the financial statements presented are on a consolidated basis.

Note 2: As of November 3, 2007, Hancock had $55.6 million of availability under the DIP Credit Facility.

HANCOCK FABRICS, INC. AND SUBSIDIARIES, ET. AL.
CASE NUMBER: 07-10353 (BLS)

Consolidated Statement of Cash Flows
For the period November 3, 2007
(in 000's)

	March 21, 2007 - May 5, 2007	June 2, 2007	July 7, 2007	August 4, 2007	September 1, 2007	October 6, 2007	November 3, 2007
Cash flows from operating activities:
Net earnings	4,424	(3,453)	(7,214)	(1,367)	(3,328)	(1,739)	2
Adjustments to reconcile net earnings to cash flows used in operating activities
Depreciation and amortization, including cost of goods sold	1,187	700	1,290	(265)	374	576	318
Amortization of deferred loan costs	148	83	127	235	186	104	162
LIFO charge (credit)	(7,050)	(3,596)	(1,667)	282	275	(781)	(264)
Reserve for store closings credits, including interest expense	1,653	(39)	1,830	435	(7)	(10)	122
Reserve for obsolete inventory	(25)	(8)	(79)	0	0	0	0
Reserve for sales returns and bad debts	(81)	0	0	3	0	0	59
Stepped rent accrual	(30)	(111)	(563)	181	(1)	(31)	8
Loss (gain) on disposition of property and equipment	210	72	523	(2,023)	(5)	0	(8)
Gain on disposition of lease financing obligations	0	0	(153)	0	0	0	0
Stock compensation expense	281	125	125	(113)	46	42	98
(Increase) decrease in assets
Receivables and prepaid expenses	(3,024)	(924)	(466)	466	252	2	(643)
Inventory at current cost	27,328	11,416	4,636	(153)	(3,429)	(4,393)	(3,828)
Income tax refundable	0	0	0	0	0	1,870	0
Other noncurrent assets	(1,418)	167	1,367	(589)	39	20	(228)
Increase (decrease) in liabilities
Accounts payable	6,250	840	1,986	177	1,446	2,826	2,217
Accrued liabilities	2,508	(661)	(2,869)	96	161	1,300	376
Income taxes payable	(100)	0	(196)	0	0	0	0
Postretirement benefits other than pensions	(163)	(43)	(43)	(122)	(41)	(42)	(134)
Long-term pension and SERP liabilities	245	156	158	156	157	156	157
Reserve for store closings	(53)	(297)	(41)	(308)	(67)	(55)	(26)
Other liabilities	(269)	(41)	(97)	92	(11)	(29)	83
Net cash used in operating activities	32,021	4,386	(1,346)	(2,817)	(3,953)	(184)	(1,529)

Cash flows from investing activities:
Additions to property and equipment	(598)	(42)	(185)	(21)	(101)	(410)	(950)
Proceeds from the disposition of property and equipment	489	282	134	3,165	3	4	8
Net cash used in investing activities	(109)	240	(51)	3,144	(98)	(406)	(942)

Cash flows from financing activities:
Net borrowings on revolving credit agreement	(37,128)	(5,297)	6,904	0	0	0	2,033
Payments for lease financing	(7)	(7)	(1)	(1)	(1)	(1)	(1)
Payments for capital leases	(2)	(3)	(3)	(3)	(3)	(3)	(3)
Payments for loan costs	0	0	(715)	0	0	(30)	0
Purchase of treasury stock	0	0	(45)	0	0	0	0
Tax obligation settled with treasury stock	(19)	0	0	0	0	0	0
Net cash provided by financing activities	(37,156)	(5,307)	6,140	(4)	(4)	(34)	2,029
Decrease in cash and cash equivalents	(5,244)	(681)	4,743	323	(4,055)	(624)	(442)
Cash and cash equivalents:
Beginning of period	9,763	4,519	3,838	8,581	8,904	4,849	4,225
End of period	4,519	3,838	8,581	8,904	4,849	4,225	3,783

Note: Other than annually for tax purposes, detailed financial statements are not prepared for Hancock Fabrics, Inc. and its six direct or indirect subsidiaries. Separate, stand-alone accounting records are not maintained in the general ledger for each Debtor. Accordingly, the financial statements presented are on a consolidated basis.

HANCOCK FABRICS, INC. AND SUBSIDIARIES, ET. AL.
CASE NUMBER: 07-10353 (BLS)

Allocation of Disbursements among Legal Entities
For the periods ending
(in 000's)

		March 21, 2007 - March 31, 2007	May 5, 2007	June 2, 2007	July 7, 2007	August 4, 2007	September 1, 2007	October 6, 2007	November 3, 2007
	Hancock Fabrics, Inc.	5,014	17,548	9,811	12,165	7,362	8,298	9,837	8,474
	Hancock Fabrics, LLC	111	390	729	652	335	382	449	393
	Hancock Fabrics of Michigan, Inc.	172	604	267	83	-	-	-	-
	HF Merchandising, Inc	3,585	12,546	11,857	12,247	11,341	15,006	20,904	16,705
	Hancockfabrics.com, Inc.	41	142	111	117	182	180	279	284
	HF Enterprises, Inc.	1	3	1	2	-	-	1	1
	HF Resources, Inc.	1	3	1	2	-	-	1	1

Revenue allocation by entity
		March 21, 2007 - March 31, 2007	May 5, 2007	June 2, 2007	July 7, 2007	August 4, 2007	September 1, 2007	October 6, 2007	November 3, 2007
	Hancock Fabrics, Inc.	15,130	46,766	25,183	22,371	16,756	17,497	24624	23,667
	Hancock Fabrics, LLC	336	1,038	1,871	1,198	761	805	1,123	1,100
	Hancock Fabrics of Michigan, Inc.	521	1,609	686	152	-	-	-	-
	Hancockfabrics.com, Inc.	107	331	136	201	151	206	296	332
		16,094	49,745	27,876	23,922	17,668	18,508	26,043	25,099

Footnote:
Provided for the purpose of calculating the US Trustee fees under 28 USC Section 1930 (a).
Expenses were allocated to Hancock Fabrics, Inc., Hancock Fabrics, LLC, Hancock Fabrics MI, Inc., and Hancockfabrics.com, Inc. based on the revenue of the entities. The amounts for HF Merchandising, Inc., HF Enterprises, Inc. and HF Resources, Inc. were based on actual expenditures.

HANCOCK FABRICS, INC. AND SUBSIDIARIES, ET. AL.
CASE NUMBER: 07-10353 (BLS)

Payments to taxing authorities
For the period ending November 3, 2007
(in 000's)

Debtors in possession and trustees are required to pay post-petition tax liabilities incurred after the filing of their Chapter 11 petition on an as due basis.

	1) Federal income taxes	YES (X)	NO ( )
	2) FICA withholdings	YES (X)	NO ( )
	3) Federal employee withholdings	YES (X)	NO ( )
	4) Employer's FICA	YES (X)	NO ( )
	5) Federal unemployment tax	YES (X)	NO ( )
	6) State income and franchise taxes	YES (X)	NO ( )
	7) State employee withholdings	YES (X)	NO ( )
	8) State unemployment taxes	YES (X)	NO ( )
	9) Property taxes	YES (X)	NO ( )
	10) Sales tax	YES (X)	NO ( )
	11) All other taxes	YES (X)	NO ( )

If any of the above taxes have not been paid, state below the tax not paid, the amount past due and the date of the last payment

** DETAILS OF PAYMENTS TO SPECIFIC TAXING AUTHORITIES IS AVAILABLE UPON REASONABLE WRITTEN REQUEST TO THE
DEBTOR'S COUNSEL AT MORRIS, NICHOLS, ARSHT AND TUNNELL, ATTN: DEREK ABBOT, 1201 NORTH MARKET STREET, WILMINGTON DE 19899

HANCOCK FABRICS, INC. AND SUBSIDIARIES, ET. AL.
CASE NUMBER: 07-10353 (BLS)

Accounts Receivable & Payable Aging
As of November 3, 2007
(in 000's)

Accounts Receivable:	May 5, 2007	June 2, 2007	July 7, 2007	August 4, 2007	Sept. 1, 2007	October 6, 2007	November 3, 2007
Current	80	17	28	24	48	52	33
61 - 90	12	26	7	11	7	8	7
91 - 120	27	9	19	4	7	6	8
Over 121	12	43	36	43	21	37	35
Total aged accounts receivable	131	95	90	82	83	103	83
Excess work comp. claims	463	453	456	465	464	459	458
Accounts receivable vendors	152	209	1,599	1,145	1,077	1,107	1,166
Accounts receivable employees	5	7	6	7	7	6	4
Accounts receivable pension fund	333	347	361	381	393	426	498
Customer accounts receivable*	100	100	82	80	80	81	81
Credit card sales	4,772	4,319	3,356	3,576	3,660	3,652	3,834
	5,956	5,530	5,950	5,736	5,764	5,834	6,124

Accounts Payable **	May 5, 2007	June 2, 2007	July 7, 2007	August 4, 2007	Sept. 1, 2007	October 6, 2007	November 3, 2007

0 - 30	4,591	3,739	5,222	7,846	7,526	8,550	10,998
31 - 60	223	381	847	303	733	1,353	1,080
61 - 90	-	12	8	11	24	127	94
91 - 120	-	-	-	-	-	23	127
Total aged accounts payable	4,814	4,132	6,077	8,160	8,283	10,053	12,299
Distribution center inventory in transit	1,333	2,556	2,557	3,249	4,442	4,741	4,181
Drop ship inventory in transit*	1,314	1,033	1,488	1,711	1,898	2,350	3,263
Misc. expense accruals*	1,133	2,433	2,647	2,098	2,017	2,249	2,447

Total unpaid post-petition payables on historical data.	8,594	10,154	12,769	15,218	16,640	19,393	22,190

* Amount shown are estimated based on historical data.

** The accounts payable agings is based on the invoice date. All vendors are generally being paid in accordance with negotiated payment terms.

HANCOCK FABRICS, INC. AND SUBSIDIARIES, ET. AL.
CASE NUMBER: 07-10353 (BLS)

Asset Sales
As of November 3, 2007
(in 000's)

	March 21, 2007 - May 5, 2007	June 2, 2007	July 7, 2007	August 4, 2007	September 1, 2007	October 6, 2007	November 3, 2007

Proceeds
Fixtures	481.4	282.0	134.0	3.2	3.0	0.5	-
Vehicles	7.6	-	-	13.0	-	3.5	8.0
Land	-	-	-	3,148.8	-	-	-
	489.0	282.0	134.0	3,165.0	3.0	4.0	8.0

Note: All proceeds from the sale of assets outside the ordinary course were deposited into Hancock owned bank accounts which were swept against the DIP Credit Facility.